UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 14, 2017

Road Marshall, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-208472	00-0000000
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

194 Pandan Loop #05-08 Singapore

(Address of principal executive offices)

+65 66848088

(Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Forward Looking Statements

FORWARD-LOOKING STATEMENTS

The statements contained in this Current Report on Form 8-K that are not historical fact are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements contained herein are based on current expectations that involve a number of risks and uncertainties.  These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates,” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties.  The Company wishes to caution the reader that its forward-looking statements that are historical facts are only predictions.  No assurances can be given that the future results indicated, whether expressed or implied, will be achieved.  While sometimes presented with numerical specificity, these projections and other forward-looking statements are based upon a variety of assumptions relating to the business of the Company, which, although considered reasonable by the Company, may not be realized.  Because of the number and range of assumptions underlying the Company’s forward-looking statements, many of which are subject to significant uncertainties and contingencies that are beyond the reasonable control of the Company, some of the assumptions inevitably will not materialize, and unanticipated events and circumstances may occur subsequent to the date of this report.  These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.  Therefore, the actual experience of the Company and the results achieved during the period covered by any particular forward-looking statements may differ substantially from those projected.  Consequently, the inclusion of forward-looking statements should not be regarded as a representation by the Company or any other person that these estimates and projections will be realized.  The Company’s actual results may vary materially.  There can be no assurance that any of these expectations will be realized or that any of the forward-looking statements contained herein will prove to be accurate.

Item 5.06 Change in Shell Company Status

As a result of the below business operations the Company is no longer a shell company as that term is defined in Rule 405 of the Securities Act of 1933 and Rule 12b-2 of the Exchange Act. The Company now has more than nominal operations.

Item 8.01 Other Events
For the three month period ended March 31, 2017 the Company has generated its first instance of revenues in the amount of $10,000. The $10,000 in revenue was generated from technical services provided to an unrelated party for the development of a mobile application.

At this time the Company is actively looking to market it’s own mobile application, “Road Marshall” in the United States. Furthermore the Company is now seeking new clients to provide technical services in relation to the advancement of their own mobile applications for iOS and Android devices.

Item 9.01 Financial Statements and Exhibits.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2017

Road Marshall, Inc.

By: /s/Engchoon Peh

—————————————

Name: Engchoon Peh

Title:   Chief Executive Officer

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